Exhibit 32

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report of Headwaters Incorporated (the "Company") on Form 10-Q for the period ended June 30, 2003 (the "Report"), we, Kirk A. Benson, Chief Executive Officer of the Company, and Steven G. Stewart, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kirk A. Benson
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Kirk A. Benson
Chief Executive Officer
August 8, 2003

/s/ Steven G. Stewart
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Steven G. Stewart
Chief Financial Officer
August 8, 2003



A signed original of this written statement required by Section 906 has been provided to Headwaters and will be retained by Headwaters and furnished to the Securities and Exchange Commission or its staff upon request.